Palmer Square Strategic Credit Fund

Class I Shares (Ticker Symbol: PSQIX)

Class A Shares (Ticker Symbol: PSQAX)

A series of Investment Managers Series Trust

Supplement dated January 25, 2018, to the

Summary Prospectus dated September 1, 2017.

Effective immediately, Benjamin J. Esty will no longer serve as portfolio manager of the Palmer Square Strategic Credit Fund (the “Fund”). Jonathan R. Brager has been added and Angie K. Long and Christopher D. Long continue as portfolio managers of the Fund. Accordingly, the “Portfolio Managers” section on page 7 of the Summary Prospectus is replaced with the following:

Angie K. Long, CFA, Chief Investment Officer, and Christopher D. Long, President, have been portfolio managers and jointly and primarily responsible for the day-to-day management of the Fund’s portfolio since its inception on May 16, 2011. Jonathan R. Brager, CFA, Executive Director/Senior Credit Analyst and Portfolio Manager, has been a portfolio manager and jointly and primarily responsible for the day-to-day management of the Fund’s portfolio since January 22, 2018.

Please file this Supplement with your records.